UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2020

Camber Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2020, the Board of Directors of Camber Energy, Inc. (the “Company”, “we” and “us”) entered into First Amendments to the Past Service Payment and Success Bonus Agreements entered into on August 31, 2020, with each non-executive member of the Board of Directors, and each of Louis G. Schott, our Interim Chief Executive Officer and Robert Schleizer, our Chief Financial Officer (collectively, the “Compensation Agreements”). Pursuant to such agreements as amended: each non-executive director, and each officer, of the Company, is to receive, contingent upon closing the acquisition of majority voting control of Viking Energy Group, Inc., a payment of $100,000 in consideration for past services provided to the Company through the date of the acquisition as a member of the Board of Directors/officer, and $50,000 as a success bonus for the Company’s successful completion of the acquisition.

The foregoing description of the Compensation Agreements above, is subject to, and qualified in its entirety by, the Compensation Agreements, attached hereto as Exhibits 10.2, 10.4, 10.6 and 10.8, respectively, which are incorporated in this Item 1.01 by reference in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with Louis G. Schott (Filed as Exhibit 10.4 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.2*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with Louis G. Schott
10.3	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with Robert Schleizer (Filed as Exhibit 10.5 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.4*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with Robert Schleizer
10.5	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with Fred Zeidman (Filed as Exhibit 10.6 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.6*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with Fred Zeidman
10.7	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with James G. Miller (Filed as Exhibit 10.7 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.8*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with James G. Miller

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: December 23, 2020

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with Louis G. Schott (Filed as Exhibit 10.4 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.2*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with Louis G. Schott
10.3	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with Robert Schleizer (Filed as Exhibit 10.5 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.4*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with Robert Schleizer
10.5	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with Fred Zeidman (Filed as Exhibit 10.6 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.6*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with Fred Zeidman
10.7	Past Service Payment and Success Bonus Agreement dated August 31, 2020, with James G. Miller (Filed as Exhibit 10.7 to Camber’s Report on Form 8-K, filed with the Commission on September 3, 2020 and incorporated herein by reference) (File No. 001-32508)
10.8*	First Amendment to Past Service Payment and Success Bonus Agreement dated December 19, 2020, with James G. Miller

*	Filed herewith.